SolarWindow Adds Lead Scientist to

Improve Performance, Cost, and Optimize Processes

Vestal, NY – November 12, 2019 – SolarWindow Technologies, Inc. (Symbol: WNDW; www.solarwindow.com), developer of transparent liquid coatings that convert ordinary windows into electricity-generating windows, is pleased to announce that, effective November 1, 2019, the company hired Mr. James B. Whitaker, PhD, as our Principal Research & Development Scientist.

Dr. Whitaker will lead our team scientists at the U.S. Department of Energy’s (DOE) National Renewable Energy Laboratory (NREL) through our Cooperative Research and Development Agreement with NREL to develop new and improved, lower cost, and more efficient SolarWindow™ coatings and technologies; and optimize processes required for our goal of integrating our process into industry.

A video of our electricity-generating windows can be seen here.

The company is currently in discussion with several potential glass fabrication partners. In anticipation of a future partnership, we have placed an order for specialized high-output manufacturing process equipment required to begin process integration and eventual production of our electricity-generating glass products.

Among other initiatives, Dr. Whitaker will also work with our scientists and engineers on the building integration studies; and window insulating factor (U-Factor) and heat transfer (Low-E coatings) evaluations required for independent engineer (IE) performance evaluations and a prerequisite for beginning the Underwriters Laboratory (UL) certification when our process is operating.

In addition to leading our team of scientists at NREL, Dr. Whitaker will work directly with Mr. Conklin, President & CEO, Mr. Patrick Sargent, VP Product Development and Engineering, and Mr. Anthony Conklin, Manager of Strategic Programs & Operations, on product and process development, and process and integration in industry.

Dr. Whitaker brings extensive experience in organic photovoltaic and other thin-film photovoltaic devices research, development, and fabrication. He is an expert in thin-film deposition techniques and various coating technologies, including spin coating, blade coating, slot-die, micro-gravure, and roll-to-roll coating. Dr. Whitaker is also an authority in a wide range of advanced chemical synthesis methodologies, including inorganic, air free, gas phase, and high temperature reactions.

Dr. Whitaker has been a Post-Doctoral Fellow and Staff Scientist at NREL since 2014; a Professor of Chemistry at Red Rocks Community College, Lakewood, CO since 2016; a Graduate Research Assistant, Colorado State University, Chemistry Department from 2008 - 2013; a Alexander von Humboldt-Foundation Research Fellow, Free University, Berlin, and a Research Fellow, International Center for Spectroelectrochemistry, Leibniz Institute for Solid State and Materials Research, Dresden, Germany in 2009. Dr. Whitaker has a B.A., Chemistry and a Ph.D. in Inorganic Chemistry from the Colorado College, Colorado Springs, CO. Dr. Whitaker has worked with the company on the development of SolarWindow™ electricity-generating coating technology and process methods as a Staff Scientist at NREL since 2015.

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About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. (Symbol: WNDW; www.solarwindow.com) creates transparent electricity-generating liquid coatings. When applied to glass or plastics, these coatings convert passive windows into electricity-generating windows, which produce power under natural, artificial, low, shaded, and even reflected light conditions.

Targeting the estimated 5.6 million U.S. commercial buildings, which consume almost $150 billion in electricity annually, the Company’s transparent electricity-generating windows could reduce energy costs by up to 50% and achieve a one-year financial payback for building owners, the industry’s fastest financial return, according to independently-validated company power and financial modeling.

For additional information, please call Amit Singh at 800-213-0689.

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Power and Financial Model, and Electricity Cost Reductions Disclaimer

The Company’s Proprietary Power Production & Financial Model (Power & Financial Model) uses photovoltaic (PV) modeling calculations, which are consistent with renewable energy practitioner standards for assessing, evaluating and estimating renewable energy for a PV project. The Power & Financial Model estimator takes into consideration building geographic location, solar radiation for flat-plate collectors (SolarWindow™ irradiance is derated to account for 360 degrees building orientation and vertical installation), climate zone energy use and generalized skyscraper building characteristics when estimating PV power and energy production, and carbon dioxide equivalents. Actual power, energy production and carbon dioxide equivalents modeled may vary based upon building-to-building situational characteristics and varying installation methodologies.

The Company’s Power & Financial Model for SolarWindow™ electricity-generating coatings to potentially reduce electricity costs by as much as 50% per year must consider several factors that includes: energy demand; electrical energy rate structure; incorporating energy-efficient management strategies into the design, construction, and operation of the buildings; undertaking retrofits to improve the efficiency of existing buildings; incorporating renewable energy technologies for onsite energy production; and reducing site energy use through low-energy building technologies. Minimizing energy use through efficient building design and operation should be one of the most important criterion and highest priority of all energy offsetting programs.

Social Media Disclaimer

SolarWindow investors and others should note that we announce material information to the public about the Company through a variety of means, including our website (https://www.solarwindow.com/investors), through press releases, SEC filings, public conference calls, via our corporate Twitter account (@solartechwindow), Facebook page (https://www.facebook.com/SolarWindowTechnologies) and LinkedIn page (https://www.linkedin.com/company/solar-window-technology/) in order to achieve broad, non-exclusionary distribution of information to the public and to comply with our disclosure obligations under Regulation FD. We encourage our investors and others to monitor and review the information we make public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “Company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving SolarWindow, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.